March 2019 Targeting the biology of aging to prevent and treat aging-related diseases Exhibit 99.1

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including RTB101 alone and in combination with a rapalog, such as everolimus or sirolimus. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, including the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success, including our ability to advance RTB101 alone and in combination with everolimus or sirolimus into, and successfully complete, clinical studies, the timing and likelihood of success of our Phase 3 clinical trials of RTB101, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans for launch and commercialization, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled "Risk Factors" in resTORbio’s annual report on Form 10-K for the fiscal year ended December 31, 2017, as well as discussions of potential risks, uncertainties, and other important factors in resTORbio's subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

resTORbio highlights First-in-class and most advanced selective TORC1 program for aging-related diseases Extensive body of literature demonstrating that aging is a biology regulated by the TORC1 pathway Lead candidate, RTB101, is an orally administered, small molecule, potent TORC1 inhibitor product candidate Phase 3 program will evaluate whether RTB101 decreases, as compared to placebo, the percentage of subjects with clinical symptoms consistent with an RTI with or without laboratory-confirmation of a pathogen In two Phase 2 studies enrolling > 900 elderly subjects, RTB101 10mg QD was observed to improve immune function and reduce the incidence of RTIs Plan to initiate Phase 3 program in 2Q19; Data expected mid-2020 Data-driven approach to expand into potential additional aging-related indications Plan to initiate Phase 1b/2a study in Parkinson’s disease in 1Q19 Building a pipeline targeting multiple mechanisms underlying the biology of aging Significant market opportunity due to the rapidly growing aging population and the potential of TORC1 inhibition to improve the function of multiple aging organ systems QD = once daily; RTI = respiratory tract infection

Aging is the biggest risk factor for most chronic diseases Why does this happen? Aging is not just due to random wear and tear Aging is biology that may be targeted with medicines Global Burden of Disease Collaborative Network. Global Burden of Disease Study 2017 (GBD 2017) Results

The TORC1 pathway Source: Lamming, Dudley W., et al. (2013) Journal of Clinical Investigation123 (3): 980–989. TORC1 inhibition has extended lifespan and healthspan in multiple preclinical species Mice Flies Worms Yeast TORC1 is an evolutionarily conserved pathway that regulates aging

Species Genetic Manipulation to Inhibit mTOR Yeast SCH9 (Akt/S6K homolog) insertional mutant 1 SCH9 (Akt/S6K homolog) deletion 1 SCH9 (Akt/S6K homolog) insertional mutant 2 SCH9 (Akt/S6K homolog) deletion 2 TOR1 deletion 3 TOR1 deletion 4 C. elegans TOR (let-363) RNAi 5 Raptor (daf-15) heterozygous 6 S6K (rsks-1) RNAi 7 S6K (rsks-1) deletion mutant 7 TOR (let-363) RNAi 7 S6K (rsks-1) RNAi 8 S6K (rsks-1) deletion mutant 8 TOR (let-363) RNAi 8 Raptor (daf-15) RNAi 9 RagGTPase (raga-1) RNAi 9 RagGTPase (raga-1) RNAi 9 Rheb (rheb-1) RNAi 9 D. melanogaster dTSC1 overexpression 10 dTSC2 overexpression 10 dTOR FRB domain (dominant negative) 10 dS6K dominant negative 10 DTOR mutant (hypomorph) 11 d4E-BP overexpression 12 d4E-BP weak activated 12 d4E-BP strong activated 12 M. musculus Loss of S6K1 13 Mtor+/-MIst8+/- genotype 14 Extensive genetic validation that TORC1 inhibition extends lifespan across species Corresponding citations can be found on slide 40

TORC1 inhibitors extended lifespan in mice even when started late in life and given intermittently Daily Dosing Intermittent Dosing Once Every 5 Days Harrison et al. (2009) Nature, 460:392-396 Arriola Apelo et al. (2016) Gerontol A Biol Sci Med Sci, 71: 876–88

TORC1 may become dysregulated and overactive in some aging organ systems TORC1 activity (pS6 in liver) Fed Fasted Young Mice Old Mice Decreasing TORC1 activity may upregulate protective pathways and may have benefits in aging-related diseases Fed Fasted Total S6 Feeding activated TORC1 leading to increased protein and lipid synthesis Fasting inhibited TORC1 leading to upregulation of protective pathways TORC1 activity remained aberrantly elevated during fasting , preventing upregulation of protective pathways Sengupta et al., Nature 2010

Inhibition of TORC1 has the potential to improve the function of multiple aging organ systems Improvement in physical activity Selman et al., Science, 2011 Harrison et al., Nature, 2009 Wilkinson et al., Aging Cell, 2014 Flynn et al., Aging Cell, 2013 Reversal of aging-related immune dysregulation Chen et al., Science Sig, 2009 Selman et al., Science, 2011 Neff et al., JCI, 2013 Hurez et al., Aging Cell, 2015 Reversal of aging-related cardiac dysfunction Flynn et al., Aging Cell, 2013 Dai et al., Aging Cell, 2014 Chiao et al., Aging, 2016 Improved neurologic function Tain et al., Nature Neuroscience, 2009 Malagelada et al., J Neurosci, 2010 Spilman et al., PLoS ONE, 2010 Halloran et al., Neuroscience, 2012 Majumder et al., Aging Cell, 2012 Neff et al., JCI, 2013

TORC1 Pathway

Selective inhibition of TORC1 may have therapeutic benefit for the treatment of aging-related diseases



mTOR
TORC1
TORC2
Inhibition of TORC1 by genetic mutation **extended lifespan**
(Science, 2012)
Inhibition of TORC2 by genetic mutation **decreased lifespan** and caused hyperglycemia and hyperlipidemia in mice
(Science, 2012; Aging Cell, 2014)
S6K
4EBP1
Ulk1
Atg
Knock out of S6K **extended lifespan** and healthspan
(Science, 2009)
Overexpression **extended lifespan**
(Cell, 2009)
Transgenic overexpression **extended lifespan**
(Nat Comm, 2013)

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Spectrum of TORC1 inhibition with RTB101 and rapalog



everolimus or sirolimus
TORC1
S6K
4EBP1
Ulk1

Inhibits the phosphorylation of 1 target of TORC1



RTB101
TORC1
S6K
4EBP1
Ulk1

Inhibits the phosphorylation of 2 targets of TORC1



RTB101 + everolimus or sirolimus
TORC1
S6K
4EBP1
Ulk1

Inhibits the phosphorylation of 3 targets of TORC1

■ = indicates phosphorylation is inhibited

Nyfeler B, et al. Molecular and Cellular Biology, July 2011, p. 2867–2876; Nyfeler B, et al. (2012) PLoS ONE 7(11): e48548

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Objective: Improve immune function to decrease the burden of respiratory illness in the elderly

Results of Phase 2a trial

- 264 mostly healthy elderly people randomized to the following TORC1 inhibitor treatment arms (all doses were QD):


TORC1 inhibition

  - Everolimus 0.1mg + RTB101 10mg
  - RTB101 10mg
  - Everolimus 0.5mg
  - Everolimus 0.1mg
  - Placebo
- Both RTB101 10mg QD and RTB101 10mg + everolimus 0.1mg QD significantly reduced the incidence of all infections as well as respiratory tract infections (RTIs)
  - Reduction in RTIs:
    - RTB101 10mg: 42% reduction (**p=0.006)
    - RTB101 10mg + everolimus 0.1mg: 36% reduction (*p=0.01)
- Both RTB101 10mg and RTB101 10mg + everolimus 0.1mg upregulated antiviral gene expression in whole blood

QD = once daily; *p<0.05; **p<0.01; Statistically significant defined as a nominal p-value < 0.05

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RTB101 offers a potential new approach to harnessing the immune system to target multiple pathogens

The majority of pathogens detected in elderly people hospitalized for pneumonia are viruses for which **NO APPROVED THERAPIES** are currently available



Indicates the annual number of pathogen-specific pneumonia hospitalizations per 10,000 adults ≥ 80
* Viruses with no FDA-approved therapies available
*Adenovirus
L. pneumophila
S. aureus
M. pneumoniae
*Coronavirus
*Respiratory Syncytial Virus
*Parainfluenza Virus
*Human Meta-Pneumovirus
S. Pneumoniae
Influenza A or B
*Human Rhinovirus
0
5
10
15
20
Incidence per 10,000 Persons

RTB101: IMMUNOTHERAPY TARGETING TORC1

Source: S. Jain et al., NEJM 2015

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Phase 2a to Phase 2b: Population, primary endpoint and dosing duration were modified Self-reported RTIs Laboratory-Confirmed RTIs 6 weeks 16 weeks Healthy, 65 and older POPULATION: PRIMARY ENDPOINT: DOSING DURATION: Phase 2a Phase 2b Goal: Define patient population and dose for Phase 3 program

Phase 2b design Primary Endpoint: Reduction in the percentage of patients with laboratory-confirmed RTIs through week 16 Population: Elderly subjects at increased risk of RTI-associated morbidity and mortality, defined as: ≥ 85 years of age 65-84 years of age with one or more comorbidities including: Asthma Chronic obstructive pulmonary disease (COPD) Type 2 diabetes mellitus (T2DM) Current smoker 16 weeks 8 weeks RTB101 5mg QD RTB101 10mg QD Placebo Follow-up Northern Hemisphere (n=473) RTB101 10mg + everolimus 0.1 mg QD RTB101 10mg QD Placebo 16 weeks 8 weeks Follow-up RTB101 10mg BID Southern Hemisphere (n=179) QD = once daily; BID = twice daily Interim Analysis

Dosing regimens in Phase 2b estimated to result in different duration and spectrum of TORC1 inhibition


TORC1
S6K
4EBP1
Ulk1
RTB101 5mg QD
RTB101 10mg QD
RTB101 10mg BID
RTB101 10mg + everolimus 0.1mg QD
Intermittent inhibition of two TORC1 targets
Persistent inhibition of two TORC1 targets
Persistent inhibition of three TORC1 targets
0 12 24
0 12 24
0 12 24
Estimated duration of TORC1 inhibition (hrs)

QD = once daily; BID = twice daily

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RTB101 10mg QD was observed to reduce the incidence of laboratory-confirmed RTIs 21/61 26/60 0.618 0.109 34/176 50/180 0.601 0.025* 25/120 24/120 1.050 0.560 25/115 24/120 1.187 0.700 Active incidence1 Placebo incidence1 Odds ratio2 p-value3 1No. of subjects in cohort with one or more laboratory-confirmed RTIs/No. of subjects in cohort; 2Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; 3One-sided p-value; *p<0.05; QD = once daily; BID = twice daily Odds ratio (90% confidence interval) Odds ratio of experiencing lab-confirmed RTIs through Week 16 RTB101 5mg QD RTB101 10mg QD RTB101 10mg BID RTB101 10mg + everolimus 0.1mg 0.5 RTB101 10mg QD demonstrated a 30.6% reduction in the percentage of subjects with laboratory-confirmed RTIs compared to placebo

COPD and smokers were non-responding subgroups (pre-specified analyses)



85+:
% subjects with 1 or more laboratory-confirmed RTIs
65+: % subjects with 1 or more laboratory-confirmed RTIs
Asthma
T2DM
COPD
Smokers
Southern Hemisphere
Northern Hemisphere
Southern & Northern Hemispheres
(%)
-66.7%
(p=0.052)
-68.1%
(**p=0.001)
-40.5%
(p=0.087)
0.0%
(p=0.324)
201.2%
(p=0.833)
-66.8%
(p=0.053)
-69.4%
(*p=0.016)
-15.4%
(p=0.077)
3.3%
(p=0.147)
410.7%
(p=0.874)
-66.7%
(**p=0.007)
-68.9%
(***p=0.0001)
-25.3%
(*p=0.028)
2.1%
(p=0.168)
311.9%
(p=0.936)

= placebo cohort; = RTB101 10mg once daily cohort; One-sided p-value; QD = once daily; BID = twice daily; *p<0.05, **p<0.01, ***p≤0.001

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In preclinical studies mTOR inhibition decreased airway inflammation in asthma models and increased airway inflammation due to smoking Asthma Smoking mTOR inhibition with rapamycin (Rapa) significantly decreased airway inflammation in a preclinical asthma model in which mice were exposed to intranasal house dust mites (HDM)1 Disruption of mTOR selectively in bronchial epithelial cells (mBE-mtor-/-) significantly increased cigarette smoke (CS)-induced lung inflammation in a COPD model in which mice were exposed to cigarette smoke for 6 months2 1Mushaben E. M. et al., J Immunol 2011:187:5756-5763; 2 Wang Y et al., J Immunol 2018;200:2571-2580

A significant reduction in the incidence of laboratory-confirmed RTIs was observed in subjects 65+ (excluding smokers/COPD subjects) 1No. of subjects in cohort with one or more laboratory-confirmed RTIs/No. of subjects in cohort; 2Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; 3One-sided p-value; **p<0.01; QD = once daily; BID = twice daily 15/41 21/42 0.510 0.0800 15/113 36/117 0.319 0.0007** 14/83 15/75 0.786 0.2800 18/78 15/75 1.170 0.3500 Active incidence1 Placebo incidence1 Odds ratio2 p-value3 Odds ratio (90% confidence interval) Odds ratio of experiencing lab-confirmed RTIs through Week 16 RTB101 5mg QD RTB101 10mg QD RTB101 10mg BID RTB101 10mg + everolimus 0.1mg

End-of-Phase 2 meeting with FDA and planned design of Phase 3 clinical trials Patient population: 65 and older excluding current smokers/COPD patients Dosing arms: RTB101 10mg QD vs. matching placebo Duration of treatment: 16 weeks during winter cold and flu season Primary endpoint: Reduction in the percentage of subjects with clinical symptoms consistent with an RTI with or without laboratory-confirmation of a pathogen Expected safety database at NDA submission: 1,500 subjects Topline data expected mid-2020 FDA = U.S. Food and Drug Administration; NDA = New Drug Application; QD = once daily; COPD = chronic obstructive pulmonary disease Important regulatory alignment for RTB101 Phase 3 program to support potential NDA submission

Planned design for Phase 3 clinical trials Patient population: 65 and older excluding smokers/COPD subjects First Phase 3 Clinical Trial Second Phase 3 Clinical Trial 1:1 randomization n = 1,000 1:1 randomization n = 1,600 RTB101 10mg QD Matching placebo RTB101 10mg QD Matching placebo Duration of treatment: 16 weeks during winter cold and flu season Duration of treatment: 16 weeks during winter cold and flu season Study 1 (planned initiation 2Q19) Study 2 (planned initiation 4Q19)

Planned primary and secondary endpoints Primary endpoint: Reduction in the percentage of subjects with clinical symptoms consistent with an RTI with or without laboratory-confirmation of a pathogen Defined as clinically symptomatic respiratory illness Consistent with the Phase 2b clinical trial, the primary endpoint is based on prespecified diagnostic criteria that encompass multiple types of respiratory tract infections1 Secondary endpoint: Reduction in the percentage of subjects with clinically symptomatic respiratory illness with laboratory-confirmation of a pathogen FDA alignment on primary endpoint that will evaluate RTB101’s potential to reduce the incidence of multiple types of respiratory tract infections caused by multiple pathogens 1 Final eDiary subject to FDA review

1No. of subjects in cohort with one or more clinically symptomatic respiratory illness/No. of subjects in cohort; 2Odds ratio represents the odds of experiencing one or more clinically symptomatic respiratory illness in the active treatment group versus the placebo group; 3One-sided p-value; **p<0.01; QD = once daily; BID = twice daily 11/41 16/42 0.509 0.099 17/113 33/117 0.428 0.007** 12/83 17/75 0.550 0.078 16/78 17/75 0.818 0.311 Active incidence1 Placebo incidence1 Odds ratio2 p-value3 RTB101 5mg QD RTB101 10mg QD RTB101 10mg BID RTB101 10mg + everolimus 0.1mg Odds ratio of experiencing clinically symptomatic respiratory illness through Week 16 Odds ratio (90% confidence interval) 0.5 1.0 1.5 2.0 An analysis of the Phase 2b demonstrated a reduction in clinically symptomatic respiratory illness in subjects 65+ (excluding smokers/COPD subjects), the proposed Phase 3 population

Expected timeline for Phase 3 clinical trials


2019
2020
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
1st Phase 3 Clinical Trial (~1,000 subjects)
2nd Phase 3 Clinical Trial (~1,600 subjects)

- Top-line data from Phase 3 clinical trials expected **mid-2020**
- **Statistical power:** ≥ 90% power to show a **30% reduction in the percentage of subjects with clinically symptomatic respiratory illness between RTB101 and placebo using a two-sided test at alpha of 5%.**
  - >99% power to show a 46% reduction in the percentage of subjects with clinically symptomatic respiratory illness (the effect size observed in the Phase 2b analysis)

resTORbio 27

QD = once daily; **p<0.01 An analysis of the Phase 2b data demonstrated a 46.6% reduction in the percentage of subjects with clinically symptomatic respiratory illness in the proposed Phase 3 population (**p=0.007) Data from two Phase 2 studies with RTB101 10mg QD support the design of Phase 3 clinical trials Two Phase 2 studies enrolling > 900 elderly subjects demonstrated: RTB101 10mg QD improved immune function and reduced the incidence of RTIs RTI reduction demonstrated in healthy elderly and in elderly with comorbidities High responding population identified as elderly subjects who were not current smokers and did not have COPD RTB101 was observed to be safe and well-tolerated

Market Opportunity in RTIs

RTIs are a significant healthcare burden in the elderly

- Mortality from RTIs is higher than mortality from colorectal, pancreatic, breast or prostate cancer[1]
- RTIs are the 4th most common cause for hospitalization in 65+ (2nd in 85+)[2]
- RTIs cause the majority of asthma exacerbations in the elderly[3]
- The majority of RTIs are caused by viruses for which there are no approved therapies[4]
- Decreasing the incidence of RTIs in the elderly may significantly decrease health care costs

	US	EU5	JP	CN
Elderly People without COPD and who are non-smokers*	40M	53M	29M	77M
Elderly (65-84 years old) with asthma	3.2M	3.3M[5]	2.1M[6]	2.5M[7]
Very elderly (85+ years old)	6.5M	9.3M	5.5M	8.9M

- ✓ In the US, about 65% of elderly subjects are aware of the risk from RTIs and get vaccinated for influenza every season[8]
- ✓ Influenza is only 1 of many pathogens that cause RTIs[9]
- ✓ RTB101 is a potential new class of medicine being developed to reduce the burden of respiratory illness caused by multiple pathogens

Corresponding citations can be found on slides 41-42

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% Reduction in RTI Estimated % prescribed in patients (patient-weighted means) ≥85 65-84 with asthma 65-84 with comorbidities 25% 33% 36% 36% 33% 41% 44% 47% 40% 46% 48% 51% Survey of 100 physicians to determine potential usage in the target patient populations Medical Specialty Geriatrics 25 Primary Care 50 Pulmonologist 25 Practice characteristics Years practicing medicine Avg 19 (median 19.5, range 6-33) # pts ≥ 65 seen/month Avg 250 (median 220, range 80-600) % services billed to Medicare Avg 63% (median 65%, range 30-100%) *Respondent background (n=100): Physician survey*: Expected use in target populations

Ameliorating Neurodegenerative Diseases Parkinson’s Disease

GBA mutation in Parkinson's disease (PD) leads to α-synuclein aggregation and neuronal cell death

Disease cascade:

- GBA is a gene encoding the lysosomal enzyme glucocerebrosidase (GCase)
- Mutant GCase may contribute to PD pathogenesis through a loss or gain of function:
  - **Loss of function:** Decreased GCase activity leading to an accumulation of its lipid substrate glucosylceramide (GL1) that disrupts lysosomal function[1]
  - **Gain of function:** Accumulation of misfolded GCase aggregates that disrupt lysosomal function[2]
- Disruption of lysosomal function prevents clearance of aggregated a-synuclein and leads to neuronal death[3]



Loss of Function
Gain of Function
Mutant GCase
Accumulation of GL1
Accumulation of GCase Aggregates
Lysosomal Dysfunction
α-synuclein aggregation and neuronal death

[1]Mazzulli, J. R., et al. (2011). *Cell* 146(1): 37-52; [2]Cullen,V., et al. (2011). *Annals of Neurology* 69(6): 940-953. [3]*Schondorf D.C., et al., (2014) Nature Communications 5:4028*
GBA = glucocerebrosidase; α-syn = alpha-synuclein

resTORbio 33

resTORbio GBA PD program potential benefits to GBA PD patients (both loss or gain of function GBA mutations)



Loss of Function
resTORbio
Gain of Function
Clearance of GCase aggregates by activating ULK1 and inducing autophagy[2,3,4]
Decreased GL1 synthesis through mTOR inhibition[1]
Accumulation of GL1
Accumulation of GCase Aggregates
Lysosomal Dysfunction
Increased lysosomal biogenesis by activating TFEB[5]
Lysosomal Dysfunction
α-syn aggregation and neuronal death
Clearance of α-synuclein aggregates by activating ULK1 and inducing autophagy[2,3,4]
α-syn aggregation and neuronal death

[1]Guri, Y., et al. (2017). *Cancer Cell* 32(6): 807-823; [2]Decressac, M., et al. (2013). *Proc Natl Acad Sci USA* 110(19): E1817-1826; [3]Cullen,V., et al. (2011). *Ann Neurol* 69(6): 940-953; [4]Kinghorn, K.J., et al. (2016). *J Neurosci* 36(46): 11654-11670; [5]Roczniak-Ferguson, A., et al. (2012). *Sci Signal* 5(228): ra42.

resTORbio 34

Phase 1b/2a Parkinson’s disease trial design Study initiation planned for 1Q19 Cohort RTB 101 dose (mg) Sirolimus dose (mg) 1 300 0 2 0 2 3 300 2 4 300 4 5 300 6 Design Randomized, Placebo-Controlled Phase 1b/2a Study (4-week dosing) Mild PD patients (mH&Y I-II) with or without GBA mutations On standard of care PD drugs Once weekly dosing Study Size N=45 (2:1 randomization) Key Endpoints Primary endpoint: Safety and tolerability Secondary endpoint: Exposure in blood, plasma and CSF Exploratory endpoints: Biomarkers in plasma and CSF Clinical assessments, wearables or matching placebo

Additional Aging-Related Target Most advanced pipeline targeting aging-related diseases RTB101 Clinical Symptomatic Respiratory Illness Parkinson’s Disease Program Indication Phase 1 Phase 2 Phase 3 Discovery Heart Failure with Preserved Ejection Fraction Preclinical Urinary Tract Infections *For heart failure with preserved ejection fraction, Parkinson’s Disease and certain other infections, we may be required to file an investigational new drug application, or IND, prior to initiating Phase 2 clinical trials. We expect to have the ability to initiate these Phase 2 clinical trials without the need to conduct additional Phase 1 trials. Initiation of Phase 3 program planned for 2Q19 Initiation of Phase 1b/2a planned for 1Q19* RTB101 + sirolimus Additional TORC1 Inhibitor Undisclosed RTB101 RTB101 or RTB101 + rapalog Undisclosed Current Indications Potential Indications* Discovery

Near term milestones and financials Q1 2019 End-of-Phase 2 meeting with the FDA Q1 2019 Initiate Phase 1b/2a study in Parkinson’s disease Q2 2019 Initiate global Phase 3 program for RTB101 Milestones Cash, cash equivalents and marketable securities were ~$115 million as of September 30, 2018 Financials

March 2019 Targeting the biology of aging to prevent and treat aging-related diseases

An analysis of the Phase 2b demonstrated a reduction in clinically symptomatic respiratory illness in subjects 65+ (excluding smokers/COPD subjects), the proposed Phase 3 population 11/41 16/42 0.509 0.099 8/40 16/42 0.405 0.042* 9/73 17/75 0.445 0.039* 17/113 33/117 0.428 0.007** 12/83 17/75 0.550 0.078 16/78 17/75 0.818 0.311 Active incidence1 Placebo incidence1 Odds ratio2 p-value3 Odds ratio (90% confidence interval) RTB101 5mg QD RTB101 10mg QD (SH) RTB101 10mg BID RTB101 10mg + everolimus 0.1mg RTB101 10mg QD (NH) RTB101 10mg QD (SH and NH) Odds ratio of experiencing clinically symptomatic respiratory illness through Week 16 in non-smoking and non-COPD subjects 1No. of subjects in cohort with one or more clinically symptomatic respiratory illness/No. of subjects in cohort; 2Odds ratio represents the odds of experiencing one or more clinically symptomatic respiratory illness in the active treatment group versus the placebo group; 3One-sided p-value; **p<0.01; QD = once daily; BID = twice daily; SH = Southern Hemisphere; NH = Northern Hemisphere.

References for extensive genetic validation that TORC1 inhibition extends lifespan across species (slide 6)

1) Fabrizio P, Pozza F, Pletcher SD, Gendron CM, Longo VD. Regulation of longevity and stress resistance by Sch9 in yeast. *Science*. 2001;292(5515):288–290.
2) Fabrizio P, Pletcher SD, Minois N, Vaupel JW, Longo VD. Chronological aging-independent replicative life span regulation by Msn2/Msn4 and Sod2 in Saccharomyces cerevisiae. *FEBS Lett*. 2004; 557(1–3):136–142.
3) Kaeberlein M, et al. Regulation of yeast replicative life span by TOR and Sch9 in response to nutrients. *Science*. 2005;310(5751):1193–1196.
4) Bonawitz ND, Chatenay-Lapointe M, Pan Y, Shadel GS. Reduced TOR signaling extends chronological life span via increased respiration and upregulation of mitochondrial gene expression. *Cell Metab*. 2007; 5(4):265–277.
5) Vellai T, Takacs-Vellai K, Zhang Y, Kovacs AL, Orosz L, Muller F. Genetics: influence of TOR kinase on lifespan in C. elegans. *Nature*. 2003;426(6967):620.
6) Jia K, Chen D, Riddle DL. The TOR pathway inter- acts with the insulin signaling pathway to regulate C. elegans larval development, metabolism and life span. *Development*. 2004;131(16):3897–3906.
7) Hansen M, Taubert S, Crawford D, Libina N, Lee SJ, Kenyon C. Lifespan extension by conditions that inhibit translation in Caenorhabditis elegans. *Aging Cell*. 2007;6(1):95–110.
8) Pan KZ, et al. Inhibition of mRNA translation extends lifespan in Caenorhabditis elegans. *Aging Cell*. 2007;6(1):111–119.
9) Robida-Stubbs S, et al. TOR Signaling and rapamy- cin influence longevity by regulating SKN-1/Nrf and DAF-16/FoxO. *Cell Metab*. 2012;15(5):713–724.
10) Kapahi P, Zid BM, Harper T, Koslover D, Sapin V, Benzer S. Regulation of lifespan in Drosophila by modulation of genes in the TOR signaling pathway. *Curr Biol*. 2004;14(10):885–890.
11) Luong N, et al. Activated FOXO-mediated insulin resistance is blocked by reduction of TOR activity. *Cell Metab*. 2006;4(2):133–142.
12) Zid BM, et al. 4E-BP extends lifespan upon dietary restriction by enhancing mitochondrial activity in Drosophila. *Cell*. 2009;139(1):149–160.
13) Selman C, et al. Ribosomal protein S6 kinase 1 signaling regulates mammalian life span. *Science*. 2009;326(5949):140–144.
14) Lamming DW, et al. Rapamycin-induced insulin resistance is mediated by mTORC2 loss and uncoupled from longevity. *Science*. 2012; 335(6076):1638–1643.

resTORbio 40

References RTIs are a significant healthcare burden in the elderly(slide 30) 2017, NCHS, National Vital Statistics System, Mortality; 2015, American Cancer Society, Inc, Surveillance Research Pfunter, A (2013) HCUP Statistical Brief #162 BMJ, 1995, 310:1225-1228; BMJ, 1993, 307:982-986 Am J Med. 2002. 112(6A):42S-49S Based on estimated percentage of asthmatics in older adults in high-income countries Based on percentage of asthmatics in the Japanese adult population. Based on percentage of adults age ≥60 on asthma medication in Jinan province; Likely underestimated due to low diagnosis rate of asthma https://www.cdc.gov/flu/fluvaxview/coverage-1617estimates.htm; James E. Crowe, J., Common Viral Respiratory Infections, in Harrison's Principles of Internal Medicine. 2018, McGraw-Hill Education: OH, United States. Pfunter, A (2013) HCUP Statistical Brief #162

References for the number of elderly people without COPD and who are non-smokers (slide 30)

US:

1. 4,038,000 elderly people estimated to be smokers in the US. U.S. NHIS 2017, https://www.cdc.gov/nchs/nhis/SHS/tables.htm (accessed Jan 5, 2019), Table A-12b.
2. Prevalence of COPD in the elderly estimated at 14.2%. Hanania, N. et al, 2010 "COPD in the Elderly Patient" https://www.medscape.com/viewarticle/730813_2 (accessed Jan 5, 2019)
3. 14.1% of current smokers were assumed to have COPD. Cunningham, T.J., et al., COPD, 2015. 12(3): p. 276-86.
4. Size of U.S. elderly population estimated at 50,858,679 in 2017. U.S. Census Bureau. https://factfinder.census.gov/faces/nav/jsf/pages/index.xhtml? (accessed Jan 5, 2019)

Europe:

1. Smoking prevalence in the elderly in each European country. Eurostat database, http://appsso.eurostat.ec.europa.eu/nui/show.do?dataset=hlth_ehis_sk3e&lang=en (accessed Jan 5, 2019)
2. COPD prevalence in the elderly estimated at 14.2%. Raherison, C. and P.O. Girodet, Epidemiology of COPD. Eur Respir Rev, 2009. 18(114): p. 213-21.
3. 29.6% & 16.1% of COPD patients aged 65-75 & 75 and over, respectively estimated to be current smokers. Worth, H., et al., The 'real-life' COPD patient in Germany: The DACCORD study. Respir Med, 2016. 111: p. 64-71.
4. Size of elderly population in each European country. UN Data, United Nations Statistics Division, http://data.un.org/Data.aspx?d=POP&f=tableCode%3A22 (accessed Jan 5, 2019)

Japan:

1. Smoking prevalence in people aged 60 and over in Japan (21.2% in men, 5.6% in women). Japan Tobacco Inc., JT's Annual Survey Finds 18.2 % of Japanese Adults Are Smokers. 2017. https://www.jt.com/media/news/2017/pdf/20170727_E02.pdf (accessed Jan 5, 2019)
2. COPD prevalence in people aged 60 and over in Japan (11.5% of men, 5.8% of women); 17% & 0% of male and female current smokers, respectively, estimated to have COPD. Takemura, H., et al., *Prevalence of COPD in Japanese People on Medical Check-Up.* Journal of Experimental Medicine, 2005. **207**: p. 41-50.
3. Size of elderly population estimated at 35,228,000 (15,294,000 men, 19,933,000 women). E-Stat, Portal Site of Official Statistics of Japan. https://www.e-stat.go.jp/en/stat-search/files?page=1&layout=datalist&toukei=00200524&tstat=000000090001&cycle=1&year=20180&month=12040606&tclass1=000001011678 (accessed Jan 5, 2019)China:

China:

1. Smoking prevalence in the elderly in China estimated at 22.7%. Li, Q., J. Hsia, and G. Yang, *Prevalence of Smoking in China in 2010.* New England Journal of Medicine, 2011. **364**(25): p. 2469-2470.
2. COPD prevalence in the elderly; COPD prevalence among current smokers. Fang, L., et al., Chronic obstructive pulmonary disease in China: a nationwide prevalence study. The Lancet Respiratory Medicine, 2018. 6(6): p. 421-430.
3. Size of elderly population in China by age. https://www.populationpyramid.net/china/2016/ (accessed Jan 5, 2019)

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